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                                                                    Exhibit 99.1


                            Investor Contact:
                            Jordan M. Copland
                            Executive Vice President and Chief Financial Officer Global Sports, Inc.
                            (610) 491-7000
                            coplandj@globalsports.com
                            -------------------------

                            Media Contact:
                            Dana Stein Grosser
                            Director of Corporate Communications
                            Global Sports, Inc.
                            (610) 491-7000
                            grosserd@globalsports.com
                            -------------------------

           A.  FOR IMMEDIATE RELEASE


           GLOBAL SPORTS, INC. COMPLETES ACQUISITION OF FOGDOG, INC.


KING OF PRUSSIA, PENNSYLVANIA, December 28, 2000 - GLOBAL SPORTS, INC. (NASDAQ:
GSPT), a leading developer and operator of e-commerce businesses, completed today its acquisition of Fogdog, Inc. (NASDAQ: FOGD), following approval of the transaction by Fogdog shareholders. Under the terms of the transaction, Fogdog shareholders will receive 0.135 of a share of Global Sports common stock for each outstanding share of Fogdog common stock. Approximately five million shares of Global Sports common stock will be exchanged for all outstanding shares of Fogdog. Global Sports will also assume all outstanding options and warrants to purchase shares of Fogdog common stock.

(a)  About Global Sports
Global Sports, Inc. (www.globalsports.com) is a leading developer and operator of e-commerce businesses. Global Sports develops and operates the e-commerce sporting goods businesses of specialty retailers, general merchandisers, Internet companies, and media companies under exclusive long-term agreements.

(b)  Forward-Looking Statements
This news release contains forward-looking statements that involve risks and uncertainties that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the timing and successful completion of technology and product development efforts, integration of the technologies and businesses of Global Sports and Fogdog, unanticipated expenditures, and changing relationships with customers, suppliers and strategic partners. More information about potential factors that could affect Global Sports' ability to make this acquisition successful are described in the most recent Form 10-Q, most recent Form 10-K, and other periodic reports filed by Global Sports with the Securities and Exchange Commission.
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Additional Information and Where to Find It

     Global Sports filed a Registration Statement on SEC Form S-4 in connection with the merger. The Registration Statement and the Proxy Statement/Prospectus contain important information about Global Sports, the merger and related matters. Investors and security holders are able to obtain free copies of these documents through the Web site maintained by the U.S. Securities and Exchange Commission at http://www.sec.gov.
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In addition to the Registration Statement and the Proxy Statement/Prospectus,
Global Sports files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by Global Sports at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Global Sports' filings with the SEC are also available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.
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